Fourth Quarter 2014 Update Bryn Mawr Bank Corporation NASDAQ: BMTC DECEMBER 31, 2014 (JANUARY 23, 2015) Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities
Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.
Please see the section titled Safe Harbor beginning on slide 38 for more information regarding these types of statements.
The information contained in this presentation is correct only as of January 23,
2015.
Our
business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation Profile
•
Founded in 1889 – 126 history
•
A unique business model with a traditional commercial bank ($2.9 billion) and a wealth management company ($7.7 billion) under one roof as of January 1, 2014 (bank assets include Continental Bank Holdings, Inc. “CBH” acquisition)
•
Consistent record of profitability and growth
•
Largest community bank in Philadelphia’s affluent western suburbs
•
Three wealth acquisitions, three bank acquisitions and one insurance brokerage acquisition completed since 2008
• Acquisition of CBH with approximately $700 million in assets closed on January 1, 2015
•
Smooth CEO transition completed

Pennsylvania
Montgomery
Bucks
Trenton
Chester
Philadelphia
Philadelphia
Delaware
New Castle
Wilmington
Camden
Gloucester
Maryland
New Jersey
Salem
Cecil
Cumberland
BMTC (39)

Southeast PA / DE Branch Footprint • 29 Full-Service Branch Locations • 7 Limited-Hour Retirement Community Branch Locations Includes CBH acquisition closed on January 1, 2015 3

Investment Considerations
Quarterly dividend of $0.19 per share (increased 5.6% from $0.18 per share on
July 24, 2014)
Profitability Ratios Full Year 2013 Full Year 2014 4    Qtr 2014
Return on average assets (“ROAA”) 1.23% 1.32% 1.28%
Return on average equity (“ROAE”) 11.53% 11.56% 11.23%
Return on average tangible equity (“ROATE”) 15.43% 14.85% 14.71%
Profitability Ratios excluding  tax-effected
due diligence and merger-related expenses
(Non GAAP Measures)*
Full Year 2013 Full Year 2014 4   Qtr 2014
ROAA* 1.29% 1.39% 1.39%
ROAE* 12.11% 12.20% 12.22%
ROATE* 16.20% 15.67% 16.01%
*  See Non-GAAP Measures disclosure beginning on slide 39 4
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$8,000
$6,000
$4,000
$2,000
$-
$0.80
$0.60
$0.40
$0.20
$0.00
$6,471
$6,689
$7,604
$6,506
$7,044
$0.47
$0.49
$0.55
$0.47
$0.51
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Net income
EPS

Net Income and Diluted Earnings Per Share (EPS) (for the quarter ended) ($ in thousands) 5

Full Year 2014 BMTC Stock Performance
Closing price on December 31, 2013: $30.18
Closing price on December 31, 2014: $31.30
Dividends declared per share – Full Year 2014: $0.74
Security or Index
2014
Total Return
3 Year
Total Return**
Trailing 12-Month
Dividend Yield
BMTC* 6.39% 74.46% 2.36%
NASDAQ Bank Index* 4.92% 76.48% 1.95%
KBW Regional Bank
Index*
2.43% 70.34% 2.20%
*Source: Bloomberg
** 3 Year Total Return -12/31/2011 to 12/31/2014

Consistent BMTC Annual Dividend
Year
Diluted
Earnings Per
Share
Annual
Dividend
Dividend Yield
Year-End
Dividend
Payout Ratio
2010 $0.85 $0.56 3.21% 65.9%
2011 $1.54 $0.60 3.08% 39.0%
2012 $1.60 $0.64 2.87% 40.0%
2013 $1.80 $0.69 2.29% 38.3%
2014 $2.01 $0.74 2.36% 36.8%

THE BRYN MAWR TRUST COMPANY
THE
BRYN MAWR
TRUST
COMPANY

Strategic Plan 8

Growth Strategies
1. Invest in foundational strength to support growth
2. Leverage the strength of our brand
3. Build out the core franchise and target high potential markets
4. High performance relationship based sales
5. Concentrate on core product solutions and broaden the scope
6. Strategic acquisitions and lift outs of high performing teams
7. Human resources as a strategic advantage

1. Invest in Foundational Strength to Support Growth 10 Superior Risk Management Discipline Operational Excellence Efficient Technology Enabled Infrastructure Growth Strategies

Access to decision makers
High touch service culture
Financial Stability
Experienced staff
Product depth

2. Leverage the Strength of Our Brand 11 Growth Strategies

Berks
Bucks
Mercer
Montgomery
Chester
Philadelphia
Delaware
Burlington
Gloucester
Camden
New Castle
Salem
Kent

3. Build Out the Core Franchise and
Target High Potential Markets
Southeastern Pennsylvania, Delaware and New Jersey

Expansion
Markets
Continue to Build
Share
TARGET
SEGMENTS
Small Business
Middle Market
Entrepreneurs
Professionals
Non Profits
Affluent
Wealthy Individuals
Wealth Families
Growth Strategies

Centre
Union
Montour
Columbia
Snyder
Northumberland
Northampton
Mifflin
Schuylkill
Lehigh
Juniata
Dauphin
Berks
Perry
Lebanon
Cumberland
Lancaster
York
Fulton
Franklin
Adams

3. Build Out the Core Franchise and
Target High Potential Markets (continued)

TARGET
SEGMENTS
Small Business
Middle Market
Entrepreneurs
Professionals
Non Profits
Affluent
Wealthy Individuals
Wealth Families
Leverage our Hershey presence
Build out to Harrisburg
East to Lehigh Valley
Growth Strategies

4. High Performance Relationship
Based  Sales
Relationship based vs.
transactional
Private Banking as the gateway to
cross selling and servicing
Share of wallet
Overlapping needs across
segments
Common base of products and
services

Private Banking
Wealth
Clients
Consumers
Business
Clients
Growth Strategies

Loan Specialists
Insurance Specialist
Trust and Estates Specialist
Client
Investment Specialist
Mortgage Specialist
Deposit and Cash Management Specialists

4. High Performance Relationship
Based Sales
Primary Relationships Manager
defined by primary need
Surround clients with teams of
subject matter experts
Serviced by a multi channel
distributions system

Growth Strategies

5. Concentrate on Core Product
Solutions and Broaden the Scope
Core Solutions Core Product Expansion
Products
Core Segments Expansion
Segments
Transaction service Deposit and
transaction services
Internet Banking
Mobility
Cash Management
Commercial
Business
Consumers
Small Business
Wealth
Private Banking
Lending services CRE
C & I
Mortgage
Small Business
Commercial Wealth
Consumers
Small Business
Wealth Services Investment
Management
Trust and Estates
DE Advantage
Family Office
Non Profit
Financial Planning
Wealthy Individuals Private Banking
Commercial Clients
Foundations
Wealthy Families
Leverage our dominant product strengths in banking and wealth
Expand core product penetration across client segments
Broaden into synergistic product lines to include high potential offerings
Leverage the distribution system as a point of sale

Growth Strategies

6. Strategic Acquisitions and Lift Out of
High Performing Teams

•
Expand
geography
•
Broaden the
product line
•
Expand our
client base
•
Open new
markets
•
Grow share
•
Expand our
client base
Organic
Growth
Small to Mid
Size Banks
Wealth
Management
Companies
Advisory and
Planning
Services
Insurance
Firms
Growth Strategies

Organizational Design
Sales
Service
Efficiency
Talent Management
Sales
Process
Succession
Total Rewards
Sales
Service
Growth and Retention

7. Human Resources as a Strategic Advantage 18 Growth Strategies

Systems Upgrades and CBH Update 19

Systems Upgrades and CBH Update
•System Upgrades
o
Internet and Mobile Applications
o
Platform automation
o
Portfolio management and loan processing
o
Enterprise imaging, workflow and content management
•Conversion of CBH core systems scheduled for September 2015
•Cost savings for CBH will not be fully realized until the 1   quarter 2016
•Rebalancing of the combined BMTC and CBH balance sheet in process st

Financial Review 21

Financial Highlights
12/31/13 3/31/14 6/30/14 9/30/14 12/31/14
Total assets
($ in billions)
$2.06 $2.06 $2.13 $2.12 $2.25
Portfolio loans & leases
($ in billions)
$1.55 $1.57 $1.62 $1.65 $1.65
Total deposits
($ in billions)
$1.59 $1.58 $1.62 $1.61 $1.69
Market capitalization
($ in millions)
$412 $392 $400 $389 $431*
Tangible book value per
share, end of quarter
$13.02 $13.47 $14.03 $14.37 $13.58
*Market capitalization @ 01/01/2015 approximately $550 million including CBH transaction

4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
4.03%
4.02%
4.03%
3.87%
3.84%
3.83%
3.85%
3.83%
3.76%
3.73%
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Net Interest Margin
Net Interest Margin Excluding the Effect of Fair Value Mark Accretion

Quarterly Net Interest Margin (On a tax-equivalent basis) 23

50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
39.0%
37.3%
39.6%
37.6%
39.8%
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Quarterly Non-Interest Income (As a % of Total Revenue) 24

Capital Position - Bryn Mawr Bank Corporation*
3/31/2014 6/30/2014 9/30/2014 12/31/2014
Tier I 11.71% 11.85% 12.05% 11.99%
Total (Tier II) 12.69% 12.79% 12.99% 12.86%
Tier I Leverage 9.50% 9.67% 9.77% 9.54%
Tangible Common
Equity
9.23% 9.32% 9.58% 8.71%
3/31/2014 6/30/2014 9/30/2014 12/31/2014
Tier I 11.65% 11.68% 11.60% 11.45%
Total (Tier II) 12.63% 12.62% 12.54% 12.32%
Tier I Leverage 9.43% 9.51% 9.39% 9.09%
Tangible Common
Equity
9.18% 9.18% 9.21% 8.29%
Capital Position - Bryn Mawr Trust Company*
* The decrease in the capital ratios from 9/30/2014 to 12/31/2014 was primarily related to the increased cash balance,  the goodwill and intangible assets created from the Powers Craft Parker and Beard acquisition, and the increase in the liability from the pension plan reflected in other comprehensive loss

ONE CHOCOLATE
Bryn Mawr Trust
Wealth Management Division

Wealth Division Review 26

$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.41
$4.83
$6.66
$7.27
$7.70
2010
2011
2012
2013
2014

Wealth Assets Under Management, Administration, Supervision and Brokerage (Year-end $ in billions) 27

$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$15.5
$21.7
$29.8
$35.2
$36.8
2010
2011
2012
2013
2014

Wealth Management Fees ($ in millions) 28

Wealth Division Highlights
(as of December 31, 2014)
Wealth Management
•
$7.7 billion in total wealth assets under management, administration, supervision and brokerage
•
Integrated solutions to protect and preserve wealth
• Financial Planning
• Estate Planning
• Retirement Planning
• Investment Management
• Custody Services
• Philanthropic Services
• Fiduciary Trust Services
• Multi-family Office
• Tax Services
• Brokerage Services

Wealth Division Highlights - continued
BMTC of Delaware (Greenville, DE)
$1.72 billion in assets
Provides corporate fiduciary and administrative trustee services under Delaware law and the full spectrum of tax advantaged
strategies
Powers Craft Parker & Beard, Inc.
Insurance brokerage, acquired October 1, 2014

Credit Review 31

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,197
$1,295
$1,398
$1,547
$1,652
2010*
2011
2012**
2013
2014

Portfolio Loan & Lease Growth
(Period-end $ in millions)
* From 2010 forward, includes the addition of the First Keystone loan portfolio.
** From 2012 forward, includes the addition of the loans acquired from First Bank of Delaware.

$66
$47
$201
$689
$313
$336
Commercial Mortgages (42%)
Commercial and Industrial (20%)
Residential Mortgages (19%)
Home Equity and Consumer (12%)
Construction (4%)
Leases (3%)

Loan Composition at December 31, 2014 ($ in millions) Total loans and leases of $1.65 billion 33

Quarterly Asset Quality Data
As of or for the quarter ended
12/31/13 3/31/14 6/30/14 9/30/14 12/31/14
Non-performing loans and
leases as a % of portfolio
loans and leases
0.68% 0.65% 0.52% 0.51% 0.61%
Allowance as a % of portfolio
loans and leases
1.00% 1.01% 0.96% 0.95% 0.88%
Non-performing assets as a %
of total assets
0.55% 0.55% 0.43% 0.43% 0.50%
Annualized net loan and lease
charge-offs as a %  of average
quarterly loans and leases
0.09% 0.13% 0.05% 0.10% 0.17%
Non-GAAP Ratio:
Allowance and Loan mark
as a % of loans and leases*
1.60% 1.55% 1.42% 1.37% 1.26%
*  See Non-GAAP Measures disclosure beginning on slide 39

Loan and Lease Update
•
The addition of Continental Bank’s strong lending team and its loan portfolio is expected to augment loan growth in 2015.
•
Continuing successful strategy of hiring seasoned professionals with strong customer ties that wish to affiliate with a reputable bank.
•
The lending group continues to take advantage of market opportunities which should continue to deliver solid quality loan growth.
•
Due to a positive significant event, a single commercial loan client prepaid a loan of
approximately $20 million late in the 4   quarter 2014.

th

Summary
•Outstanding franchise in stable markets
•Focus on Wealth Services, including Insurance and Business Banking
•Diversified income base-non interest income 39.8% of  total revenue for the three months ended December 31, 2014
•Outstanding loan quality
•Sound business strategy, strong asset quality, well capitalized at December 31, 2014 and solid risk management procedures
•Focus on earnings per share
•Continue to make IT infrastructure investments that should provide longer-term benefits

Frank Leto
President & CEO
610-581-4730
fleto@bmtc.com
Joseph Keefer
Chief Lending Officer
610-581-4869
jkeefer@bmtc.com
Duncan Smith
Chief Financial Officer
610-526 –2466
jdsmith@bmtc.com
Chad Fortenbaugh – Shareholder Relations – 610-581-4823 – cfortenbaugh@bmtc.com
Gary Madeira
EVP - Wealth
610-581-4791
gmadeira@bmtc.com

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation (the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”,
“likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”,
“strategic”, “objective”, “plan”, “forecast”, “project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements.
Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Such factors include, among others, that the integration of Continental’s business with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates;
the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on management’s current beliefs and assumptions as of January 23, 2015 and speak only as of that date.
The Corporation does not undertake to update forward-looking statements.
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and
Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.  Any decision to invest in the Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Corporation.

*Non GAAP Measures
Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor’s understanding of Bryn Mawr Bank
Corporation’s operating results.  These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with
GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
A reconciliation from GAAP measures to non-GAAP measures related to the exclusion of due diligence and merger-related expenses or tax-effected due diligence and merger-related expenses is provided on the following two slides:

*Reconciliation of GAAP Measures to Non-GAAP Measures
$ in thousands Full Year 2013 Full Year 2014
4   Qtr
2014
Net income (a GAAP measure) $24,444 $27,843 $7,044
Add: Tax-effected due diligence and merger-related
expenses (35% tax rate)
$1,225 $1,542 $622
Net income, excluding tax-effected due diligence and
merger-related expenses (a non-GAAP measure)
$25,669 $29,385 $7,666
•Return on average assets, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) by average assets ($ in thousands) of $1,994,500 for the full year 2013, $2,115,482 for the full year 2014, and $2,182,842 for the 4  quarter 2014.
•Return on average equity, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) by average equity ($ in thousands) of $212,050 for the full year 2013, $240,778 for the full year 2014, and $248,935 for the 4  quarter 2014.
•Return on tangible common equity, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) is calculated by dividing net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure) by average tangible common equity ($
in thousands) of $158,457 for the full year 2013, $187,557 for the full year 2014, and $190,004 for the 4  quarter 2014.
•The allowance and loan mark as a % of loans and leases (a non-GAAP measure), is calculated by dividing the total allowance for loans and lease losses plus the loan mark by total loans and leases.

$ in thousands 4   Qtr 2013 1   Qtr 2014 2 Qtr 2014 3 Qtr 2014 4   Qtr 2014
Allowance for loan and lease losses $15,515 $15,770 $15,470 $15,599 $14,586
Loan mark $9,243 $8,483 $7,510 $6,932 $6,255
Total allowance for loan and lease losses
and loan mark (a non-GAAP measure)
$24,758 $24,253 $22,980 $22,531 $20,841
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